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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

         Date of report (date of earliest event reported): March 1, 2004

                            Collectors Universe, Inc.
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               (Exact name of Registrant as Specified in Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

       0-27887                                                  33-0846191
(Commission File No.)                                        (I.R.S. Employer
                                                          Identification Number)

                1921 E. Alton Avenue, Santa Ana, California 92705
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              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

       _________________________________________________________________
           (Former Name or Former Address if Changed Since Last Report

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ITEM 5 OTHER EVENTS

On March 1, 2004, Collectors Universe, Inc. issued a press release announcing "Collectors Universe Exits Retail Coin Sales Business."

      (C) Exhibit                           DESCRIPTION
          -------       ------------------------------------------------------
           99.1         Press Release - Collectors Universe, Inc. Exits Retail
                        Coin Sales Business - March 1, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            COLLECTORS UNIVERSE, INC.

                                            By: /s/ MICHAEL J. LEWIS
                                            ------------------------------------
                                            MICHAEL J. LEWIS
                                            CHIEF FINANCIAL OFFICER

Dated: March 1, 2004

                                  EXHIBIT INDEX

Exhibit                              DESCRIPTION
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 99.1       Press Release - Collectors Universe, Inc. Exits Retail Coin Sales
            Business - March 1, 2004